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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest                Commission File Number 0-23155
event reported) February 18, 2002


                                 TRIMERIS, INC.
                           (Exact name of registrant)


             Delaware                                56-1808663
        (State of organization)          (I.R.S. Employer Identification Number)


                  3518Westgate Drive, Suite 300, Durham, North
                 Carolina 27707 (Address of principal executive
                              offices and zip code)

                                 (919) 419-6050
                         (Registrant's telephone Number)

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ITEM 5.  OTHER EVENTS

     Trimeris, Inc. incorporates herein by reference the information contained in the statement filed as Exhibit 99 to this Current Report.


ITEM 7.  EXHIBITS

          Exhibit No.
          -----------

            99       Letter dated February 18, 2002 to Barron's Mail Bag.


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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           TRIMERIS, INC.

                           By: /s/ Dani P. Bolognesi
                              --------------------------------------------------
                              Dani P. Bolognesi
                              Chief Executive Officer & Chief Scientific Officer

Dated: February 18, 2002